SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)          July 14, 1999
                                                 -------------------------------




                       INTEGRATED DEVICE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-12695                   94-2669985
----------------------------       -------------           -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)




           2975 Stender Way
        Santa Clara, California                                         95054
----------------------------------------------------                 -----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code           (408) 727-6116
                                                         -----------------------

Item 5:          Other Events

         On July 14, 1999, Integrated Device Technology, Inc. (the "Company"), announced the appointment of Jerry Taylor, the Company's current executive vice president, as president and as a member of the board of directors. The Company's President and Chief Executive Officer of nine years, Leonard C. Perham, resigned his post as president, but will continue to serve as chief executive officer until December 31, 1999. Pursuant to this announcement, the Board of Directors of the Company increased the number of directors comprising the Board from five to six.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 1999


                                         INTEGRATED DEVICE TECHNOLOGY, INC.


                                         By:  /s/ Leonard C. Perham
                                            ------------------------------------
                                            Leonard C. Perham
                                            Chief Executive Officer